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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 1, 1996


                        INFINITY BROADCASTING CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                    0-14702                         13-2766282
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(State or other             (Commission File                (I.R.S. Employer
jurisdiction of             Number)                         Identification No.)
incorporation)




                  600 Madison Avenue, New York, New York 10022
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 750-6400
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Item 1.  Changes in Control of Registrant.
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                  (b)  On  June  20,  1996,  Westinghouse  Electric  Corporation
("Westinghouse"), R Acquisition Corp., a wholly owned subsidiary of Westinghouse ("Sub"), and Infinity Broadcasting Corporation (the "Corporation") entered into an Agreement and Plan of Merger (the "Merger Agreement") providing, subject to the terms and conditions set forth therein, for the merger of Sub with and into the Corporation (the "Merger"). Pursuant to the terms of the Merger Agreement, stockholders of the Corporation will receive in the Merger 1.71 shares of common stock of Westinghouse in exchange for each share of common stock of the Corporation. The consummation of the Merger is conditioned on, among other things, the approval of the Federal Communications Commission, the stockholders of Westinghouse and the stockholders of the Corporation.

                  In addition, on June 20, 1996, Westinghouse and certain stockholders of the Corporation holding in the aggregate approximately 51 percent of the voting stock of the Corporation entered into a Stockholder Agreement (the "Stockholder Agreement") providing, subject to the terms and conditions set forth therein, that such stockholders will vote the shares of stock of the Corporation held by them in favor of the Merger.

                  Copies of the Merger Agreement, the Stockholder Agreement and a related press release are attached as exhibits hereto and are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
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                  (c)  Exhibits

                  2. Agreement and Plan of Merger, dated as of June 20, 1996, among Westinghouse, Sub and the Corporation.

                  99.1. Stockholder Agreement, dated as of June 20, 1996, among Westinghouse and the other signatories thereto.

                  99.2.  Press Release.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INFINITY BROADCASTING CORPORATION
                                            (Registrant)


Date: July 1, 1996

                                            By: /s/ Farid Suleman
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                                                Farid Suleman
                                                Vice President-Finance and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
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   2              Agreement and Plan of Merger, dated as of
                  June  20,  1996,  among  Westinghouse,  Sub  and  the
                  Corporation.

   99.1           Stockholder Agreement, dated as of June 20,
                  1996, among Westinghouse and the other
                  signatories thereto.

   99.2           Press Release.



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